COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Supplement dated June 17, 2026 to

Prospectus dated September 1, 2025, Supplemented on April 29, 2026

Effective August 28, 2026, the Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the “Fund”) will change its name to Cohen & Steers Short Duration Preferred and Income Fund, Inc. There will be no changes to the Fund’s investment policies, principal investment strategies or principal risks in connection with this change.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

LPXSSPRO – 6.26